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                                                                    EXHIBIT 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Forms S-8 (File Nos. 333-32598, 333-39054, 333-40182, 333-48170,
333-51518, 333-54808) of FairMarket, Inc. of our report dated February 8, 2002 relating to the financial statements and financial statement schedule, which appears in this Form 10-K.

PricewaterhouseCoopers LLP

Boston, Massachusetts
March 28, 2002